Exhibit 10.90

                            ASSIGNMENT OF INSURANCE

        1. READING & BATES OFFSHORE, LIMITED, a corporation organized and existing under the laws of the State of Oklahoma (the "Assignor"), in consideration of One Dollar (USD 1.00) lawful money of the United States of America, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, pursuant to the Loan Agreement dated as of May 25, 1995 (the "Loan Agreement") among (i) the Assignor, as Borrower, (ii) READING & BATES CORPORATION, as Guarantor and
  (iii) THE CIT GROUP/EQUIPMENT FINANCING, INC. ("the Assignee") and as owner of the United States flag drilling rig, F. G. McCLINTOCK, Official No. 562059, and prospective owner of the U.S. flag drilling rig GEORGE H. GALLOWAY, Official No. 651646 (the "Vessels"), has sold, assigned, transferred and set over and by this instrument, does sell, assign, transfer and set over unto the Assignee, and unto the Assignee's successors and assigns, to it and its successors' and assigns' own proper use and benefit, all right, title and interest of the Assignor under, in and to (i) all policies and contracts of insurance (which expression includes all entries of the Vessels in Protection and Indemnity Associations or War Risk Associations) in respect of the Vessels whether now or hereafter to be effected, and all renewals of or replacements for the same, (ii) when the context so admits, any reinsurance of such insurances, (iii) all claims, returns of premium and other monies and claims for monies due and to become due under said insurances or in respect of said insurances, (iv) all other rights of the Assignor under or in respect of said insurances, and (v) any proceeds of any of the foregoing.

        2. It is expressly agreed that anything herein contained to the contrary notwithstanding, the Assignor shall remain liable under said insurances to perform all of the obligations assumed by it thereunder, and the Assignee shall have no obligation or liability under said insurances by reason of or arising out of this instrument of assignment nor shall the Assignee be required or obligated in any manner to perform or fulfill any obligations of the Assignor under or pursuant to said insurances or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any time or times.

        3. The Assignor does hereby constitute the Assignee, its successors and assigns, the Assignor's true and lawful attorney, irrevocably, with full power (in the name of the Assignor or otherwise), during the continuation of an Event of Default, to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due and to become due under or arising out of said insurances, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Assignee may deem to be necessary or advisable in the premises.

        4. The Assignor hereby covenants and agrees (A) to procure that notice of this Assignment shall be duly given to all underwriters and brokers, (B) that where the consent of any underwriter is required pursuant to any of the insurances assigned hereby that it shall be obtained and evidence thereof shall be given to the Assignee, or, in the alternative, that in the case of protection and indemnity coverage, the Assignor shall obtain a letter of undertaking by the underwriters duly noting the interest of the Assignee, and (C) that there shall be duly endorsed upon all slips, cover notes, policies, certificates of entry or other instruments issued or to be issued in connection with the insurances assigned hereby such clauses as to loss payees as the Assignee may reasonably require or approve. In all cases, unless otherwise agreed in writing by the Assignee, such slips, cover notes, notices, certificates of entry or other instruments shall provide that there will be no recourse against the Assignee for payment of premiums, calls or assessments.

        5. The Assignor agrees that at any time and from time to time, upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as the Assignee may deem desirable in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

        6. The Assignor does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that, without the prior written consent thereto of the Assignee, so long as this instrument of assignment shall remain in effect, it will not assign or pledge the whole or any part of the right, title and interest hereby assigned to anyone other than the Assignee, its successors or assigns, and it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of said insurances, of this Assignment or of any of the rights created by said insurances or this Assignment.

        7. This Assignment shall take effect immediately upon the execution hereof and the powers and authorities granted to the Assignee, its successors and assigns, herein, having been given for valuable consideration, are hereby declared to be irrevocable.

        8. The Assignor agrees that the Assignee is hereby appointed its attorney-in-fact and may execute on the Assignor's behalf and file any financing statements under the Uniform Commercial Code, or papers of similar purpose or effect in respect of this Assignment, which the Assignee deems appropriate.

        9. All notices or other communications which are required to be made to the Assignee hereunder shall be made by telecopier transmission, confirmed by postage prepaid letter to:

        if to the Assignor, to:

              901 Threadneedle
              Houston, Texas 77079

              Attention:  Chief Financial Officer
              Telecopier:  (713) 496-0285

        if to the Assignee, to:

              The CIT GROUP/EQUIPMENT
                FINANCING, INC.
              1211 Avenue of the Americas
              New York, New York  10036

              Attention:  (a) Senior Vice President-Credit
              Telecopier:  (212) 536-1385

              Attention:  (b)  Legal Department
              Telecopier:  (212) 536-1388

  or at such other address as may have been furnished in writing by the Assignee. Any consents, waivers, approvals or other actions to be given or taken by the Assignee hereunder shall be effective if contained in a writing signed by the Assignee or such other person or persons as the Assignee may from time to time appoint, and forwarded to the Assignor at its address as provided herein.

        10. Any payments made pursuant to the terms hereof shall be payable to the Assignee to such account or accounts as may, from time to time, be designated by the Assignee.

        11. Upon payment in full to Assignee of all amounts due and owing thereto under each of the Loan Documents, this Assignment shall terminate.

        12. This Assignment (including, but not limited to, the validity and enforceability hereof) shall be governed by and construed in accordance with the laws of the State of New York, other than conflict of laws rules thereof, and shall not be amended or altered nor shall any provision hereto be waived except by an amendment or waiver in writing signed by the Assignee.

        13. Capitalized terms used herein and not otherwise herein defined shall have the meaning given to them in the Loan Agreement.

        IN WITNESS WHEREOF, the Assignor has caused this Assignment of Insurance respecting the Vessels to be duly executed this 25th day of May, 1995.

                                      READING & BATES OFFSHORE, LIMITED


                                      By:   _____________________________
                                            Name: T. W. Nagle
                                            Title: Vice President and
                                                    Treasurer


                              NOTICE OF ASSIGNMENT

                                  OF INSURANCE

        PLEASE TAKE NOTICE that the undersigned, owner of the U.S. flag vessel F.G. McCLINTOCK, Official No. 562059 has assigned to THE CIT GROUP/EQUIPMENT FINANCING, INC. as mortgagee under a certain U.S. First Preferred Fleet Mortgage dated the date hereof covering said Vessel, all of the undersigned's right, title and interest in and to any and all insurances respecting said Vessel.

  Dated:  May    , 1995

                                READING & BATES OFFSHORE, LIMITED

                                By:   _______________________________
                                      Name: T. W. Nagle
                                      Title: Vice President and
                                              Treasurer